SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                 Current Report Under to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  January 23, 1997
                        Commission File Number:  1-10013


                           Larson Davis Incorporated
             (Exact Name of Registrant as Specified in its Charter)


                Nevada                          87-0429944
     (State or other jurisdiction of         (IRS Employer
     incorporation or organization)          Identification No.)


        1681 West 820 North
            Provo, Utah                             84601
     (Address of Principal Executive Offices)     (Zip Code)


              Registrant's Telephone Number, Including Area Code:
                        (801) 375-0177


     (Former name, former address, and formal fiscal year, if changed since last report)



                   Page 1 of 3 consecutively numbered pages.


                       ITEM 8.  CHANGE IN FISCAL YEAR END

     Larson Davis Incorporated (the "Company") has changed its fiscal year end from June 30 to December 31. This change was adopted by the board of directors on January 23, 1997, and is effective for the transition period ended December 31, 1996. The Company will file a report on Form 10-K for the transition period from its last fiscal year end of June 30, 1996, to its new fiscal year end of December 31, 1996. The report on Form 10-K will be filed instead of a report on Form 10-Q for the three and six month period ended December 31, 1996. Reports on Form 10-K are typically due 90 days subsequent to the fiscal year end of December 31, 1996.


                                   SIGNATURES

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 30, 1997           LARSON DAVIS INCORPORATED


                                   By   /s/ Craig E. Allen
                                     Craig E. Allen, Chief Financial and
                                     Accounting Officer